NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2020
NET LOSS PER SHARE
NET LOSS PER SHARE

NOTE 18. NET LOSS PER SHARE

Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the reporting period. Diluted net loss per share is computed similarly to basic loss per share, except that it includes the potential dilution that could occur if dilutive securities are exercised.

Outstanding stock options and common stock warrants are considered anti-dilutive because we are in a net loss position. Accordingly, the number of weighted average shares outstanding for basic and fully diluted net loss per share are the same.

The following summarizes equity instruments that may, in the future, have a dilutive effect on earnings per share:

	December 31,
	2020	2019
Stock options	7,366,420	12,833,780
Warrants	16,531,825	17,439,881
Accrued stock payable	359,415	42,736
Convertible notes	2,261,538	—
	26,519,198	30,316,397